Seligman Select Municipal Fund, Inc.

100 Park Avenue, New York, New York 10017

New York City Telephone (212) 850-1864

Toll-Free Telephone (800) 221-2450

Notice of Annual Meeting of Stockholders

to be held on July 8, 2008

To the Stockholders:

The 18th Annual Meeting of Stockholders (the “Meeting”) of Seligman Select Municipal Fund, Inc., a Maryland corporation (the “Corporation”), will be held at the offices of Sullivan & Cromwell LLP, 375 Park Avenue, New York, New York 10152, on July 8, 2008, at 10:00 A.M., local time, for the following purposes:

(1)	To elect four Directors each to hold office until the 2011 Annual Meeting of Stockholders and until their successors are elected and qualify;

(2)	To consider a proposal to ratify the selection of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm; and

(3)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof;

all as more fully set forth in the Proxy Statement accompanying this Notice. You will need proof of record ownership of the Corporation’s stock to enter the Meeting or, if your shares are held in street name, a proxy from the record holder.

The close of business on April 18, 2008 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

Your vote is very important. Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote by promptly signing, dating and returning the enclosed Proxy Card, or by authorizing your proxy by telephone or the Internet as described in the enclosed Proxy Card. In addition, you may be able to authorize your proxy by telephone through the Corporation’s proxy solicitor.

If you have any questions or need additional information, please contact Georgeson Inc., the Corporation’s proxy solicitors, at 199 Water Street, New York, New York 10038, or by telephone at 1-866-482-5164.

By order of the Board of Directors,

Secretary

Dated: New York, New York, June 3, 2008

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN.

You may authorize your proxy by telephone, the Internet, or by completing, dating and signing the enclosed Proxy Card,

and returning it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the

United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in authorizing your proxy promptly by telephone, the Internet, or by mailing the enclosed Proxy Card promptly.

June 3, 2008

Seligman Select Municipal Fund, Inc.

100 Park Avenue, New York, New York 10017

PROXY STATEMENT

Annual Meeting of Stockholders to be held on July 8, 2008

This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Select Municipal Fund, Inc., a Maryland corporation (the “Corporation”), to be used at the 18th Annual Meeting of Stockholders (the “Meeting”) to be held at the offices of Sullivan & Cromwell LLP, 375 Park Avenue, New York, New York 10152, on July 8, 2008, at 10:00 A.M., local time. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about June 3, 2008.

If you properly authorize your proxy by the Internet or telephonically or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting, and any postponement or adjournment thereof. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed Proxy Card without instructions, your votes will be cast (i) FOR the election of the four Directors named in Proposal 1 and (ii) FOR the ratification of the selection of an independent registered public accounting firm for the Corporation (Proposal 2). Your votes will be cast in the discretion of the Proxy holders on any other matter that may properly have come before the Meeting and any postponement or adjournment thereof, including, but not limited to, proposing and/or voting on the adjournment or postponement of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any Board proposal are not received. If you execute, date and submit a proxy card, you may revoke that proxy or change it by written notice to the Corporation (Attention: Secretary), by submitting a subsequently executed and dated proxy card, by authorizing your proxy by telephone or Internet on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by telephone or through the Internet, you may revoke it by authorizing a subsequent proxy by telephone or Internet, by completing, signing and returning a proxy card dated as of a date that is later than your last telephone or Internet proxy authorization or by attending the Meeting and casting your vote in person. Attending the Meeting will not automatically revoke your prior proxy.

The close of business on April 18, 2008 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. On that date, the Corporation had outstanding 375 shares of preferred stock, Series A, and 375 shares of preferred stock, Series B (together, the “Preferred Shares”), and 13,276,204 shares of common stock, par value $0.01 per share (the “Common Shares”). Each Preferred Share and each Common Share outstanding on the record date is entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. Abstentions and broker non-votes, if any, will be considered present for the purpose of determining the presence of a quorum. For purposes of the vote on the election of each nominee for Director, abstentions and broker non-votes, if any, with respect to a Director will have the same effect as a vote against that director. For purposes of the vote on ratification of the selection of an independent registered public accounting firm, abstentions and broker non-votes, if any, will have no effect on the result of the vote.

The presence in person or by proxy of Stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall constitute a quorum. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of any Board proposal (including the election of each of the Board’s nominees for Director) are not received and tabulated prior to the time the Meeting is called to order, the chairman of the Meeting may adjourn the Meeting with no notice other than an announcement at the Meeting and further solicitation may be made. If a vote to adjourn the Meeting with respect to one or more of the proposals is called, the votes of Stockholders indicating a vote for, or silent with respect to, a Board proposal in their Proxies will be cast for adjournment or postponement with respect to that proposal and votes of Stockholders indicating a vote against such a proposal will be cast against adjournment or postponement with respect to that proposal.

The Corporation’s manager is J. & W. Seligman & Co. Incorporated (the “Manager”). The Corporation’s stockholder service agent is Seligman Data Corp. (“SDC”). The address of each of these entities is 100 Park Avenue, New York, NY 10017. The Corporation will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any Stockholder upon request to SDC at 1-800-221-2450.

If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Corporation will deliver promptly upon written or oral request to SDC at the address or telephone number provided in the preceding paragraph, a separate copy of the Proxy Statement for a separate account. If you are currently receiving multiple copies of the Proxy

Statement and wish, in the future, to receive only one copy for all accounts maintained by members of your household, please contact SDC.

A. Election of Directors

(Proposal 1)

The Board of Directors is presently comprised of ten Directors. The Board is divided into three classes, two of which consist of three Directors and one of which consists of four Directors. Members of each class hold office for a term of three years and until their successors are elected and qualify. The term of one class expires in each year.

At the Meeting this year, four Directors are to be elected. Dr. Maureen Fonseca, Ms. Betsy S. Michel, Mr. James N. Whitson and Mr. Brian T. Zino, whose current terms will expire at the 2008 Annual Meeting and when their successors are elected and qualify, have been unanimously recommended by the Director Nominating Committee of the Board of Directors of the Corporation for election to the class whose term will expire in 2011 and when their successors are elected and qualify. Dr. Fonseca and Mr. Zino have been nominated by the Board for election by the holders of the Common Shares and Preferred Shares, voting together as a single class, and Ms. Michel and Mr. Whitson have been nominated for election by the holders of Preferred Shares, voting as a separate class (Dr. Fonseca and Mr. Zino are each designated as both a Common and Preferred Director, and Ms. Michel and Mr. Whitson are each designated as a Preferred Director).

It is the intention of the persons named in the accompanying form of Proxy to nominate and to cast your votes (i) on behalf of the holders of Common Shares and Preferred Shares, for the election of Dr. Fonseca and Mr. Zino and (ii) on behalf of Preferred Shares only, for the election of Ms. Michel and Mr. Whitson. Dr. Fonseca has been Director of the Corporation since July 2007, Ms. Michel has been Director of the Corporation since 1990, Mr. Whitson has been Director of the Corporation since 1993, and Mr. Zino has been a Director of the Corporation since 1993, President of the Corporation since 1995 and Chief Executive Officer of the Corporation since 2002. Ms. Michel and Messrs. Whitson and Zino were last elected by Stockholders at the 2005 Annual Meeting. Dr. Fonseca was unanimously elected by the Board of Directors of the Corporation in July 2007.

Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Corporation, but if that should occur before the Meeting, votes will be cast for the persons the Director Nominating Committee and the Board of Directors recommend.

Background information regarding Dr. Fonseca, Ms. Michel and Messrs. Whitson and Zino, as well as the other Directors of the Corporation, follows.

Name (Age) and Position With Corporation*	Term of Office if Elected and Length of Time Served	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex to be Overseen by Nominee
Independent Director Nominees
Maureen Fonseca (52) Director	2008-2011; July 2007 to Date	Head of School, The Masters School (education); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, New York State Association of Independent Schools and Greens Farms Academy (education); and Commissioner, Middle States Association (education).	59

Betsy S. Michel (66) Director	2008-2011; 1990 to Date	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and Drew University (Madison, NJ). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI) and Trustee, World Learning, Inc. (international educational training) and Council of New Jersey Grantmakers.	59

James N. Whitson (73) Director	2008-2011; 1993 to Date	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of telecommunications equipment). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).	59

Name (Age) and Position With Corporation*	Term of Office if Elected and Length of Time Served	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex to be Overseen by Nominee
Interested Director Nominee
Brian T. Zino** (55) Director, President and Chief Executive Officer	2008-2011; Dir.: 1993 to Date Pres.: 1995 to Date CEO: 2002 to Date	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp; and a member of the Board of Governors of the Investment Company Institute. Formerly, Director and Chairman, ICI Mutual Insurance Company.	59

Other Directors

The other Directors of the Corporation who are not standing for election in 2008 are:

Name (Age) and Position With Corporation*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex to be Overseen by Director
Independent Directors
John R. Galvin (79) Director	2006-2009; 1995 to Date	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics); Governor of the Center for Creative Leadership; and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, Director of USLIFE Corporation (life insurance). From June 1987 to June 1992, Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.	59

Name (Age) and Position With Corporation*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex to be Overseen by Director
John F. Maher (65) Director	2007-2010; December 2006 to Date	Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank). Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From 1989 to 1999, Director, Baker Hughes (energy products and services).	59

Frank A. McPherson (75) Director	2007-2010; 1995 to Date	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing and transporting), Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), Oklahoma Chapter of the Nature Conservancy, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, Oklahoma City Chamber of Commerce and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.	59

Leroy C. Richie (66) Director	2007-2010; 2000 to Date	Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally, Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services provider offering physical delivery and related services for both electricity and natural gas); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.	59

Name (Age) and Position With Corporation*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex to be Overseen by Director
Robert L. Shafer (76) Director	2006-2009; 1991 to Date	Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, from May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from December 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).	59
Interested Director
William C. Morris** (69) Director and Chairman	2006-2009; 1989 to Date	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics, Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.	59

†	The Seligman Group of Funds currently consists of twenty-two registered investment companies (comprising 59 separate portfolios and not including two companies currently in liquidation), including the Corporation.
*	The address for each Director or Nominee is 100 Park Avenue, New York, New York 10017.
**	Messrs. Morris and Zino are considered “interested persons” of the Corporation, as defined in the Investment Company Act of 1940, as amended (“1940 Act”), by virtue of their positions with the Manager and its affiliates.

Beneficial Ownership of Shares of the Corporation and Seligman Group of Funds

As of April 30, 2008, each Director (and Nominee) beneficially owned shares of the Corporation and the investment companies of the Seligman Group of Funds as follows:

Name of Director/Nominee	Dollar Range of Common Shares Owned by Director or Nominee of the Corporation	Aggregate Dollar Range of Shares Owned by Director or Nominee of All Funds Overseen or to be Overseen by Director or Nominee of Seligman Group of Funds

Independent Directors/Nominees
Maureen Fonseca	$1-$10,000	$1-$10,000
John R. Galvin	$1-$10,000	$50,001-$100,000
John F. Maher	$1-$10,000	Over $100,000
Frank A. McPherson	$1-$10,000	Over $100,000
Betsy S. Michel	$1-$10,000	Over $100,000
Leroy C. Richie	$1-$10,000	Over $100,000
Robert L. Shafer	$1-$10,000	Over $100,000
James N. Whitson	$10,001-$50,000	Over $100,000

Interested Directors/Nominees
William C. Morris	Over $100,000	Over $100,000
Brian T. Zino	$10,001-$50,000	Over $100,000

As of April 30, 2008, all Directors and officers of the Corporation as a group, excluding Mr. Morris, owned beneficially less than 1% of the Corporation’s Common Shares and less than 1% of the Corporation’s Preferred Shares. See the table below titled “Security Ownership of Certain Beneficial Owners” for details regarding Mr. Morris’ holdings of the Corporation’s Common Shares.

Security Ownership of Certain Beneficial Owners

The table below sets forth the beneficial ownership, as of April 30, 2008, of each person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known by the Corporation to be the beneficial owner of more than 5% of the outstanding shares of any class of the Corporation’s stock.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
William C. Morris	704,157.33 Common Shares	5.29%

Section 16(a) Beneficial Ownership Reporting Compliance

During the year ended December 31, 2007, no late filings were made by reporting persons in respect of the Corporation.

Board Committees

The Board of Directors met nine times during the year ended December 31, 2007. The standing committees of the Board include the Board Operations Committee, Audit Committee, and Director Nominating Committee (the “Nominating Committee”). These Committees are comprised solely of Directors who are not “interested persons” of the Corporation as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met six times during the year ended December 31, 2007. Members of the Committee, Messrs. McPherson (Chairman), Maher, Richie, Shafer and Whitson, General Galvin, and Mses. Fonseca and Michel, are the independent Directors of the Corporation. In his capacity as Chairman of the Board Operations Committee, Mr. McPherson performs duties similar to those of a “lead independent director,” as he chairs meetings of the independent Directors, and acts as a point of contact between the independent Directors and the Manager between board meetings in respect of general matters.

Audit Committee. This Committee recommends an independent registered public accounting firm for selection as auditors by the Board annually. In addition, this Committee assists the Board in its oversight of the Corporation’s financial reporting process and operates pursuant to a written charter last amended on March 17, 2005, a copy of which is available at the website of the distributor of the Seligman mutual funds, www.seligman.com.* The Committee met four times during the year ended December 31, 2007. Members of this Committee are Messrs. Whitson (Chairman), Maher and Richie and General Galvin. The members of this Committee are “independent” as required by applicable listing standards of the New York Stock Exchange. The report of the Audit Committee, as approved by the Board on March 20, 2008, is attached to this Proxy Statement as Appendix 1.

* The website references in this Proxy Statement are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Proxy Statement.

Director Nominating Committee. Members of the Nominating Committee are Messrs. Shafer (Chairman) and McPherson and Ms. Michel. The Nominating Committee met twice during the year ended December 31, 2007. Pursuant to its written charter adopted by the Board of Directors on March 18, 2004, the Nominating Committee identifies, evaluates, selects and nominates, or recommends for nomination, candidates for the Board. It also may set standards or qualifications for Directors. The Nominating Committee may consider candidates for the Board submitted by current Directors, the Manager, the Stockholders and other appropriate sources.

The Nominating Committee will consider candidates submitted by a Stockholder or group of Stockholders who have owned at least $10,000 of the Corporation’s outstanding Common Shares for at least one year at the time of submission and who timely provide specified information about the candidates and the nominating Stockholder or group. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at 100 Park Avenue, New York, NY 10017 not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of Stockholders. The Nominating Committee will consider only one candidate submitted by such a Stockholder or group for nomination for election at an annual meeting of Stockholders. The Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Nominating Committee will consider and evaluate candidates submitted by the nominating Stockholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate’s relevant knowledge, experience and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Corporation and the candidate’s ability to qualify as a disinterested Director. The charter for the Nominating Committee, which provides a detailed description of the criteria used by the Nominating Committee as well as information required to be provided by Stockholders submitting candidates for consideration by the Nominating Committee, is available at the website for the distributor of the Seligman mutual funds, www.seligman.com.

Procedures for Communications to the Board of Directors

The Board of Directors has adopted a process for Stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director, a Stockholder must send written communications to 100 Park Avenue, New York, NY 10017, addressed to the Board of Directors of Seligman Select Municipal Fund, Inc. or the individual Director. All Stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director, as the case may be. Each member of the Board of Directors is invited to attend the Corporation’s Annual Meeting of Stockholders. There were two members of the Board of Directors in attendance at the Corporation’s 2007 Annual Meeting of Stockholders.

Executive Officers of the Corporation

Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

Name (Age) and Position With the Corporation	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years
Thomas G.Moles (66) Executive Vice President and Co-Portfolio Manager	EVP: 2002 to Date Portfolio Mgr.: 1990 to 2003 Co-Portfolio Mgr.: 2003 to Date

Mr. Moles is a Director and Managing Director of the Manager; Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., and Seligman Pennsylvania Municipal Fund Series (each an open-end registered investment company); and Director, Seligman Advisors, Inc. and Seligman Services, Inc. (each a limited purpose broker-dealer). Formerly, President, Seligman Select Municipal Fund, Inc.

Eileen A. Comerford (49) Vice President and Co-Portfolio Manager	VP: 1991 to Date Co-Portfolio Mgr.: 2003 to Date

Ms. Comerford is a Managing Director of the Manager and Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., and Seligman Pennsylvania Municipal Fund Series (each an open-end registered investment company).

Eleanor T.M. Hoagland (57) Vice President and Chief Compliance Officer	2004 to Date	Ms. Hoagland is a Managing Director of the Manager and Vice President and Chief Compliance Officer for each of the investment companies of the Seligman Group of Funds.

Name (Age) and Position With the Corporation	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years

Audrey G. Kuchtyak (48) Vice President	1990 to Date	Ms. Kuchtyak is a Senior Vice President, Investment Officer of the Manager.

Lawrence P. Vogel (51) Vice President and Treasurer	VP: 1992 to Date; Treas: 2000 to Date	Mr. Vogel is Senior Vice President and Treasurer, Investment Companies, of the Manager, Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds and Treasurer of SDC.

Thomas G. Rose (50) Vice President	2000 to Date	Mr. Rose is Managing Director, Chief Financial Officer, and Treasurer of the Manager, and Senior Vice President, Finance of Seligman Advisors, Inc. and SDC. He is a Vice President of each of the investment companies of the Seligman Group of Funds, Seligman International, Inc. and Seligman Services, Inc.

Frank J. Nasta (43) Secretary	1994 to Date	Mr. Nasta is a Director, Managing Director, General Counsel and Corporate Secretary of the Manager. He is Secretary of each of the investment companies of the Seligman Group of Funds. He is also Director and Corporate Secretary of Seligman Advisors, Inc. and Seligman Services, Inc., and Corporate Secretary of Seligman International, Inc. and SDC.

*	All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation. The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.

Remuneration of Directors and Officers

Directors of the Corporation who are not employees of the Manager or its affiliates each receive an annual retainer fee of $60,000, the amount of which is shared by the Corporation and the other investment companies in the Seligman Group of Funds. For the year ended December 31, 2007, the Corporation paid each Director a portion of an aggregate retainer fee in the amount (for each Director that served for a full year) of $1,435. In addition, such Directors are currently paid a total of $3,000 for each day on which they attend Board and/or Committee meetings ($1,500 for telephonic attendance at certain meetings), the amount of which is shared by the Corporation and the other investment companies of the Seligman Group of Funds meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. There were seven Directors who were not employees of the Manager or its affiliates at the beginning of 2007. Total Directors’ fees paid by the Corporation to the Directors listed below for the year ended December 31, 2007 were as follows:

Number of Directors in Group	Capacity in which Remuneration was Received	Aggregate Direct Remuneration
8	Directors and Members of Committees	$22,714

Director’s attendance, retainer and/or committee fees paid to each Director during 2007 were as follows:

Name	Aggregate Compensation From Corporation	Pension or Retirement Benefits Accrued as Part of Corporation Expenses	Total Compensation From Corporation and Seligman Group of Funds Complex*
Maureen Fonseca**	$1,129	–0–	$43,565
John R. Galvin	2,949	–0–	106,500
John F. Maher***	3,058	–0–	105,000
Frank A. McPherson	3,000	–0–	106,500
Betsy S. Michel	3,227	–0–	112,500
Leroy C. Richie	3,175	–0–	112,500
Robert L. Shafer	3,227	–0–	112,500
James N. Whitson	2,949	–0–	106,500

*	For the year ended December 31, 2007, there were twenty-three registered investment companies in the Seligman Group of Funds, including the Corporation.
**	Dr. Fonseca became a Director on July 19, 2007.
***	Mr. Maher is currently deferring compensation pursuant to the Corporation’s deferred compensation plan. Mr. Maher has accrued deferred compensation (including earnings/losses) in respect of the Corporation in the amount of $3,045 as of December 31, 2007.

No compensation is paid by the Corporation or funds in the Seligman Group of Funds to Directors or officers of the Corporation or funds in the Seligman Group of Funds, as applicable, who are employees or officers of the Manager.

The Corporation’s Bylaws require each Director to be elected by the affirmative vote of the holders of a majority of the votes entitled to be cast in the election of a Director.

Your Board of Directors Unanimously Recommends that the Stockholders Vote FOR the Election of Each of the Nominees to Serve as Director of the Corporation.

B. Ratification of Selection of Independent Registered Public Accounting Firm

(Proposal 2)

The Audit Committee of the Board of Directors has appointed, and the Board of Directors, including a majority of those members who are not “interested persons” of the Corporation (as defined in the 1940 Act), has selected Deloitte & Touche LLP as independent registered public accounting firm to serve as auditors for the Corporation for 2008. The firm of Deloitte & Touche LLP has extensive experience in investment company accounting and auditing.

Neither the Corporation’s Charter nor the Corporation’s Bylaws require that the Stockholders ratify the selection of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm. The Board of Directors is submitting this matter to the Stockholders as a matter of good corporate practice. If the Stockholders do not ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain Deloitte & Touche LLP, but may retain such independent registered public accounting firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may change the selection at any time during the year if they determine that such change would be in the best interests of the Corporation. It is intended that the persons named in the accompanying form of proxy will vote for Deloitte & Touche LLP. A representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement and respond to appropriate questions.

Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent accountants with respect to the Corporation. Deloitte & Touche LLP has audited the annual financial statements of the Corporation and provided tax and other non-audit services to the Corporation. Deloitte & Touche LLP has also rendered non-audit services to the Manager, Seligman Advisors, Inc. (an affiliate of the Manager) and SDC (together, the “Affiliated Service Providers”).

In making its recommendation, the Audit Committee considered whether the provision by the independent accountants to the Corporation of non-audit services to the Corporation or of professional services to the Affiliated Service Providers is compatible with maintaining the accountants’ independence and has discussed the accountants’ independence with them.

Principal Accountant Fees and Services

Aggregate fees billed to the Corporation for the last two fiscal years for professional services rendered by Deloitte & Touche LLP were as follows:

	2007	2006
AUDIT FEES	$30,283	$28,790
AUDIT-RELATED FEES	7,465	7,105
TAX FEES	2,650	2,500
ALL OTHER FEES	—	—

Audit fees include amounts related to the audit of the Corporation’s annual financial statements and services normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings. Audit-related fees include the performance of certain agreed-upon procedures with respect to the Corporation’s Preferred Shares. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

Aggregate fees billed by Deloitte & Touche LLP for the last two fiscal years for non-audit services provided to the Affiliated Service Providers that provide ongoing services to the Corporation, where the engagement related directly to the operations and financial reporting of the Corporation, were as follows:

	2007	2006
AUDIT-RELATED FEES	$92,940	$95,510
TAX FEES	9,000	11,955
ALL OTHER FEES	—	—

Audit-related fees include amounts for attestation services for SDC and testing of SDC’s conversion to a new recordkeeping system. Tax fees include amounts related to tax compliance, tax planning, and tax advice for, and an evaluation of, certain tax reporting procedures of SDC.

The Audit Committee is required to preapprove audit and non-audit services performed for the Corporation by Deloitte & Touche LLP. The Audit Committee also is required to preapprove certain non-audit services performed for the Affiliated Service Providers that provide services directly related to the operations and financial reporting of the Corporation. The Audit Committee has delegated preapproval authority to Mr. James N. Whitson, the Audit Committee’s Chairman. Mr. Whitson will report any preapproval decisions to the Audit Committee at its next scheduled meeting. Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by Deloitte & Touche LLP for non-audit services rendered to the Corporation and the Affiliated Service Providers that provided ongoing services to the Corporation were $112,055 and $117,070, respectively. All non-audit services discussed above were preapproved by the Audit Committee, which considered whether these services were compatible with maintaining Deloitte & Touche LLP’s independence.

The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm for the Corporation.

Your Board of Directors Unanimously Recommends that the Stockholders Vote FOR the Ratification of the Selection of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for the Corporation.

C. Other Matters

The Corporation knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote in accordance with their discretion on such matters.

Notice is hereby given that, under the Securities Exchange Act’s stockholder proposal rule (Rule 14a-8), any Stockholder proposal that may properly be included in the Proxy solicitation material for the next Annual Meeting must be received by the Corporation no later than February 4, 2009. Timely notice of Stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Corporation no earlier than January 5, 2008 and no later than 5:00 P.M., Eastern time, February 4, 2009, to be eligible for presentation at the 2009 Annual Meeting. The Corporation’s Bylaws require that certain information must be provided by the Stockholder to the Corporation when notice of a nominee or proposal is submitted to the Corporation.

D. Expenses

The Corporation will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or via facsimile, telephone or the Internet by Directors, officers and employees of the Corporation, the Manager, Seligman Advisors, Inc., Seligman Services, Inc. and SDC, and the Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. The Corporation has engaged Georgeson Inc., 199 Water Street, New York, NY 10038 to assist in soliciting for a fee of up to $6,500 plus expenses.

By order of the Board of Directors,

Secretary

It is important that your shares be voted promptly. All Stockholders, including those who expect to attend the Meeting, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed Proxy Card, by calling the toll-free number listed on the enclosed Proxy Card, or by mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting you will need to present proof of record ownership of Corporation stock or, if your shares are held in street name, a proxy from the record holder.

APPENDIX 1

SELIGMAN SELECT MUNICIPAL FUND, INC.

(the “Fund”)

AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a written charter that was last amended by the Fund’s Board of Directors on March 17, 2005. The purposes of the Audit Committee are 1) to assist the Board of Directors in its oversight of (i) the integrity of the Fund’s financial statements; (ii) the Fund’s compliance with legal and regulatory requirements; and (iii) the independent auditors’ independence, qualifications and performance; and 2) to prepare this report. Management of the Fund is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent auditors to the Adviser or Manager and to any entity controlling, controlled by or under common control with the Adviser or Manager that provides ongoing services to the Fund is compatible with maintaining the auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors the auditors’ independence.

The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure

1-i

that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s auditors are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund’s annual report to Stockholders for the most recent fiscal period.

SUBMITTED BY THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

John R. Galvin

John F. Maher

Leroy C. Richie

James N. Whitson

As approved on March 19, 2008.

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Seligman Select Municipal Fund, Inc.
Managed by J. & W. SELIGMAN & CO. INCORPORATED INVESTMENT MANAGERS AND ADVISORS ESTABLISHED 1864 100 Park Avenue, New York, NY 10017

SELIGMAN SELECT MUNICIPAL FUND, INC.

Notice of Annual Meeting of Stockholders and Proxy Statement

Time:	July 8, 2008
10:00 A.M.

Place:	Offices of Sullivan & Cromwell LLP
375 Park Avenue
New York, NY 10152

Please authorize your proxy by telephone, by the Internet, or by mailing the enclosed Proxy Card in the enclosed return envelope which requires no postage if mailed in the United States.

YOUR VOTE IS IMPORTANT

Please complete, date, sign and mail your proxy card in the

envelope provided as soon as possible.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

PROXY	Seligman Select Municipal Fund, Inc.	COMMON
	100 Park Avenue, New York, NY 10017	STOCK

The undersigned stockholder of Seligman Select Municipal Fund, Inc., a Maryland corporation (the “Corporation”), hereby revokes any previous proxies, acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the Annual Meeting of Stockholders (the “Meeting”) of the Corporation, to be held at 10:00 A.M., local time, on July 8, 2008, at the offices of Sullivan & Cromwell LLP, 375 Park Avenue, New York, New York 10152 and appoints WILLIAM C. MORRIS, FRANK J. NASTA and BRIAN T. ZINO (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting (and any adjournments or postponements thereof) and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting (and any adjournments or postponements thereof) and otherwise represent the undersigned at the Meeting (and any adjournments or postponements thereof) with all the powers possessed by the undersigned if personally present at the Meeting (and any adjournments or postponements thereof).

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Directors (Proposal 1) and FOR the ratification of the selection of Deloitte & Touche LLP as independent registered public accounting firm for the Corporation (Proposal 2). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more matters, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

(Continued and to be signed on the reverse side)

THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES

TO CAST YOUR VOTES

TELEPHONE	INTERNET	MAIL

This method is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-800-932-9931, 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your instruction card ready, then follow the prerecorded instructions. Your instructions will be confirmed and votes cast as you direct. This method is available until 12:00 midnight New York City time on July 7, 2008.

This method may also be available by telephone through the Corporation’s proxy solicitor.

	Visit the Internet website at http://proxy.georgeson.com. Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual Internet charges. This method is available until 12:00 midnight New York City time on July 7, 2008.	Simply complete, sign and date your proxy card and return it in the postage-paid envelope. If you are using telephone or the Internet, please do not mail your proxy card.

COMPANY NUMBER	CONTROL NUMBER

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR all nominees (Proposal 1) and FOR the ratification of the selection of Deloitte & Touche LLP as independent registered public accounting firm for the Corporation (Proposal 2), each as more fully described in the accompanying Proxy Statement.

Your Board Recommends
1. To elect two Directors, each to hold office until the 2011 Annual Meeting of Stockholders and until their successors are elected and qualify.	FOR	WITHHOLD

	all nominees	all nominees
NOMINEES: Maureen Fonseca and Brian T. Zino	☐	☐

Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such person(s) below:

Your Board Recommends
2. To ratify the selection of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more matters (including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received), in the discretion of the Proxy holder.

PLEASE SIGN AND RETURN IMMEDIATELY

Please sign exactly as your name(s) appear(s) on this Proxy, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

DATED:             , 2008

Signature

Additional Signature (if held jointly)

YOUR VOTE IS IMPORTANT

Please complete, date, sign and mail your proxy card in the

envelope provided as soon as possible.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

PROXY	Seligman Select Municipal Fund, Inc.	PREFERRED
	100 Park Avenue, New York, NY 10017	SERIES A

The undersigned stockholder of Seligman Select Municipal Fund, Inc., a Maryland corporation (the “Corporation”) hereby revokes any previous proxies, acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the Annual Meeting of Stockholders (the “Meeting”) of the Corporation, to be held at 10:00 A.M., local time, on July 8, 2008, at the offices of Sullivan & Cromwell LLP, 375 Park Avenue, and appoints WILLIAM C. MORRIS, FRANK J. NASTA and BRIAN T. ZINO (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting (and any adjournments or postponements thereof), and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting (and any adjournments or postponements thereof) and otherwise represent the undersigned at the Meeting (and any adjournments or postponements thereof) with all the powers possessed by the undersigned if personally present at the Meeting (and any adjournments or postponements thereof).

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Directors (Proposal 1) and FOR the ratification of the selection of Deloitte & Touche LLP as independent registered public accounting firm for the Corporation (Proposal 2). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more matters, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

(Continued and to be signed on the reverse side)

THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES

TO CAST YOUR VOTES

TELEPHONE	INTERNET	MAIL

This method is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-800-852-5162, 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your instruction card ready, then follow the prerecorded instructions. Your instructions will be confirmed and votes cast as you direct. This method is available until 12:00 midnight New York City time on July 7, 2008.

This method may also be available by telephone through the Corporation’s proxy solicitor.

	Visit the Internet website at http://proxy.georgeson.com. Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual Internet charges. This method is available until 12:00 midnight New York City time on July 7, 2008.	Simply complete, sign and date your proxy card and return it in the postage-paid envelope. If you are using telephone or the Internet, please do not mail your proxy card.

COMPANY NUMBER	CONTROL NUMBER

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR all nominees (Proposal 1) and FOR the ratification of the selection of Deloitte & Touche LLP as independent registered public accounting firm for the Corporation (Proposal 2), each as more fully described in the accompanying Proxy Statement.

Your Board Recommends
1. To elect four Directors, each to hold office until the 2011 Annual Meeting of Stockholders and until their successors are elected and qualify.	FOR	WITHHOLD

	all nominees	all nominees
NOMINEES: Maureen Fonseca, Betsy S. Michel, James N. Whitson and Brian T. Zino	☐	☐

Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such person(s) below:

Your Board Recommends
2. To ratify the selection of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more matters (including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received), in the discretion of the Proxy holder.

PLEASE SIGN AND RETURN IMMEDIATELY

Please sign exactly as your name(s) appear(s) on this Proxy and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

DATED:                                         , 2008

Signature

Additional Signature (if held jointly)

YOUR VOTE IS IMPORTANT

Please complete, date, sign and mail your proxy card in the

envelope provided as soon as possible.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

PROXY	Seligman Select Municipal Fund, Inc.	PREFERRED
	100 Park Avenue, New York, NY 10017	SERIES B

The undersigned stockholder of Seligman Select Municipal Fund, Inc., a Maryland corporation (the “Corporation”) hereby revokes any previous proxies, acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the Annual Meeting of Stockholders (the “Meeting”) of the Corporation, to be held at 10:00 A.M., local time, on July 8, 2008, at the offices of Sullivan & Cromwell LLP, 375 Park Avenue, and appoints WILLIAM C. MORRIS, FRANK J. NASTA and BRIAN T. ZINO (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting (and any adjournments or postponements thereof), and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting (and any adjournments or postponements thereof) and otherwise represent the undersigned at the Meeting (and any adjournments or postponements thereof) with all the powers possessed by the undersigned if personally present at the Meeting (and any adjournments or postponements thereof).

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Directors (Proposal 1) and FOR the ratification of the selection of Deloitte & Touche LLP as independent registered public accounting firm for the Corporation (Proposal 2). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more matters, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

(Continued and to be signed on the reverse side)

THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES

TO CAST YOUR VOTES

TELEPHONE	INTERNET	MAIL

This method is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-800-852-5162, 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your instruction card ready, then follow the prerecorded instructions. Your instructions will be confirmed and votes cast as you direct. This method is available until 12:00 midnight New York City time on July 7, 2008.

This method may also be available by telephone through the Corporation’s proxy solicitor.

	Visit the Internet website at http://proxy.georgeson.com. Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual Internet charges. This method is available until 12:00 midnight New York City time on July 7, 2008.	Simply complete, sign and date your proxy card and return it in the postage-paid envelope. If you are using telephone or the Internet, please do not mail your proxy card.

COMPANY NUMBER	CONTROL NUMBER

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR all nominees (Proposal 1) and FOR the ratification of the selection of Deloitte & Touche LLP as independent registered public accounting firm for the Corporation (Proposal 2), each as more fully described in the accompanying Proxy Statement.

Your Board Recommends
1. To elect four Directors, each to hold office until the 2011 Annual Meeting of Stockholders and until their successors are elected and qualify.	FOR	WITHHOLD

	all nominees	all nominees
NOMINEES: Maureen Fonseca, Betsy S. Michel, James N. Whitson and Brian T. Zino	☐	☐

Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such person(s) below:

Your Board Recommends
2. To ratify the selection of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more matters (including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received), in the discretion of the Proxy holder.

PLEASE SIGN AND RETURN IMMEDIATELY

Please sign exactly as your name(s) appear(s) on this Proxy and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

DATED:                                         , 2008

Signature

Additional Signature (if held jointly)